As  filed with the Securities and Exchange Commission on April 26, 2000.

                                                File No. 33-11420
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                           FORM N-1A

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                 PRE-EFFECTIVE AMENDMENT NO. __
                POST-EFFECTIVE AMENDMENT NO. 13
                              AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                        AMENDMENT NO. 13

                 NICHOLAS LIMITED EDITION, INC.
      ---------------------------------------------------
       (Exact Name of Registrant as Specified in Charter)

       700 NORTH WATER STREET, MILWAUKEE, WISCONSIN 53202
----------------------------------------------------------------------
           (Address of Principal Executive Offices)

                           (414) 272-6133
                         --------------------
      (Registrant's Telephone Number, including Area Code)

                 ALBERT O. NICHOLAS, PRESIDENT
                 NICHOLAS LIMITED EDITION, INC.
                     700 NORTH WATER STREET
                   MILWAUKEE, WISCONSIN 53202

                            Copy to:
                         TERESA M. LEVY
                  MICHAEL BEST & FRIEDRICH LLP
                   100 EAST WISCONSIN AVENUE
                   MILWAUKEE, WISCONSIN 53202
        ------------------------------------------------
            (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

     immediately upon filing pursuant to paragraph (b) on April 30, 2000 pursuant to paragraph (b)
       60 days after filing pursuant to paragraph (a) on pursuant to paragraph (a)(1)
       75 days after filing pursuant to paragraph (a)(2)
       on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
            This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock, $0.01 par value per share Pursuant to Rule 24f-2, the Registrant hereby registers an indefinite amount of securities. On March 22, 2000, Registrant filed the necessary Rule 24f-2 Notice and filing fee with the Commission for its fiscal year ended December 31, 1999.










                 NICHOLAS LIMITED EDITION, INC.




                           FORM N-1A
                       -----------------







                       PART A: PROSPECTUS




                 NICHOLAS LIMITED EDITION, INC.


                           PROSPECTUS
                         APRIL 30, 2000





      The  Fund's investment objective is long-term  growth.   To
achieve its objective, the Fund invests in a diversified group of common stocks having growth potential.

     This Prospectus gives vital information about the Fund. For your benefit and protection, please read it before you invest, and keep it on hand for future reference.

      YOU SHOULD BE AWARE THAT THE FUND IS RESTRICTED IN SIZE TO TEN MILLION SHARES (WITHOUT TAKING INTO ACCOUNT SHARES OUTSTANDING AS A RESULT OF CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS). AS A RESULT, AT TIMES THE FUND MAY BE CLOSED TO NEW INVESTORS, INCLUDING ADDITIONS TO EXISTING ACCOUNTS, OTHER THAN THROUGH REINVESTMENT OF CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS.






                       Investment Adviser
                    NICHOLAS COMPANY, INC.




              Minimum Initial Investment -  $2,000




                 AS WITH ALL MUTUAL FUNDS, THE
SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        OF THE FUND'S SHARES OR DETERMINED WHETHER THIS
          PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANYONE
         WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.









                    700 NORTH WATER STREET
                         SUITE 1010
                  MILWAUKEE, WISCONSIN 53202
                        414-272-6133
                        800-227-5987


                       TABLE OF CONTENTS

                                                             Page

AN OVERVIEW OF THE FUND                                         1

SHARE LIMITATION                                                6

FUND INVESTMENTS                                                6

INVESTMENT RISKS                                                8

FINANCIAL HIGHLIGHTS                                           11

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                    13

THE FUND'S INVESTMENT ADVISER                                  16

PRICING OF FUND SHARES                                         17

PURCHASE OF FUND SHARES                                        18

REDEMPTION OF FUND SHARES                                      20

EXCHANGE BETWEEN NICHOLAS FAMILY OF FUNDS                      24

TRANSFER OF FUND SHARES                                        25

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS                26

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN                    26

SYSTEMATIC WITHDRAWAL PLAN                                     27

INDIVIDUAL RETIREMENT ACCOUNTS                                 27

MASTER RETIREMENT PLAN                                         27

FOR MORE INFORMATION ABOUT THE FUND                        Back Cover


     You should rely only on the information contained in this document, or incorporated by reference. The Fund has not authorized anyone to provide you with information that is different.

     This Prospectus is not an offer to sell, or a solicitation of an offer to buy shares of the Fund to any person in any state or jurisdiction where it is unlawful to make such an offer. Changes in the affairs of the Fund have possibly occurred between the date of the Prospectus and the time you receive it.

                     AN OVERVIEW OF THE FUND

  GOALS

      The Fund strives to increase the value of your shares over the long-term.

  PRINCIPAL INVESTMENT STRATEGIES

      To pursue the Fund's goal of long-term growth, the Fund primarily invests in a diversified portfolio of common stock of U.S. small- and medium-sized companies having growth potential. The Fund believes a company's annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company's size. In distinguishing company size in terms of sales volume, the Fund considers a company's sales volume relative to peer companies in the company's industry. In terms of market capitalization, the Fund generally considers companies with market capitalizations up to $2.0 billion as "small," between $2.0 billion and $10.0 billion as "medium," and greater than $10.0 billion as "large." To a lesser extent, the Fund may invest in companies with large market capitalizations. The Fund looks for established companies with the potential for superior growth in sales and earnings in a diversified group of industries. The Fund's investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance. A major portion of the Fund's portfolio will be invested in common stocks of the types of companies, and in the manner, as described above, at all times.

      For further information on the Fund's principal investment strategies and how the Fund invests, see "Fund
  Investments" starting on page 5.

  PRINCIPAL RISKS OF INVESTING


      As with any mutual fund, the Fund cannot guarantee that it will meet its goals or that its performance will be positive over any period of time. The Fund's investments change in value. Consequently, the value of your fund shares may change. This may occur because a particular stock market fluctuates or because of other specific factors affecting the value of a particular investment of the Fund. If the value of the Fund shares or the value of the Fund's investments go down, you may lose money.

      In addition, because the Fund will invest most of its assets in the securities of small- and medium-sized companies, the Fund may face additional risks. Small- to medium-sized companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small- to medium-sized companies also often fluctuate in price more than common stocks of larger companies, such as many of those included in the Dow Jones Industrial Average. During the history of the Fund, its price per share has often been more volatile than the Dow Jones Industrial Average. If the value of the Fund's investments in small- to medium-sized companies decreases, the value of the Fund's shares also may go down.

      The Fund also faces selection risk, which is the risk that the stocks the Fund purchases will underperform markets or other mutual funds with similar investment objectives and strategies.

      Due to the Fund's share limitation noted on the cover page of this prospectus, the Fund may be forced to sell securities in its portfolio to meet redemption requests in adverse market conditions which could have a negative impact on the value of Fund shares. In addition, the Fund may close to new investments (including additions to existing accounts other than through reinvestment of capital gain and dividend distributions) at any time. In such event, you may not be able to acquire additional Fund shares should you desire to do so.

      In addition, although the Fund generally will invest in the common stocks of small- and medium-sized companies, certain investments by the Fund and certain investment techniques the Fund may use entail other risks, as described elsewhere in this Prospectus.

      Since there are risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved. Before you invest, please read "Investment Risks" starting on page 7.

  WHO MAY WANT TO INVEST

     The Fund may be appropriate if you:

            Have a longer time horizon

            Are willing to accept higher short-term risk

            Want to diversify your portfolio

            Are seeking a fund for the growth portion of an asset allocation portfolio

            Are investing with long-term goals in mind, such as retirement or to fund a child's future education

       The Fund may NOT be appropriate if you:

            Are investing with a shorter time horizon in mind

            Are uncomfortable with an investment that will fluctuate in value

            Are primarily looking for current income


  PERFORMANCE INFORMATION

          The bar chart and table shown below indicate the risks of investing in the Fund. They show the variability of the Fund's total return over time and how the Fund's historical performance compares with a broad measure of market performance.

      The bar chart below shows the Fund's calendar year total return for the last ten years.

                        BAR CHART PLOT POINTS

     1990     1991    1992   1993    1994    1995    1996    1997    1998    1999
    (1.73%)  43.22%  16.78%  9.03%  (3.04%)  30.18%  21.81%  33.02%  1.67%  (4.09)%

     For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 21.86% (for the quarter ended March 31, 1991) and the lowest quarterly return was (18.45%) (for the quarter ended September 30, 1990).

     This next table shows how the Fund's average annual returns for the one, five and ten year periods ending on December 31, 1999 (the Fund's most recently completed calendar and fiscal year), compare to the returns of the Russell 2000 Index and the Standard & Poor's Smallcap 600
  Index ("S&P Smallcap 600 Index").

                             ONE           FIVE          TEN
                             YEAR         YEARS         YEARS
                           --------     ----------    ----------

  The Fund                 (4.09)%        15.52%        13.58%
  Russell 2000 Index        21.26%        16.69%        13.40%
  S&P Smallcap 600 Index    12.40%        17.04%        13.04%

     The Russell 2000 Index, which was used as the Fund's peer group index in the Prospectus for fiscal 1998, is an unmanaged index that represents the average performance of a group of stocks of approximately 2000 companies and is a widely used benchmark for small-capitalization U.S. stocks. The S&P Smallcap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization. The Fund intends to use both the Russell 2000 Index and S&P Smallcap 600 Index as its peer group indices in performance tables in Fund prospectuses in future years. The Fund believes that the Russell 2000 Index in conjunction with the S&P Smallcap 600 Index is more representative of the performance of small- and medium-capitalization companies which are the types of companies in which the Fund primarily invests (as compared to only the Russell 2000 Index). Therefore, the Fund believes the Russell 2000 and S&P Smallcap 600 indices provide a more meaningful and representative basis of comparison for Fund investors.


  OF COURSE, THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS.


  FEES AND EXPENSES OF THE FUND

     FUND INVESTORS PAY VARIOUS EXPENSES, EITHER DIRECTLY OR
  INDIRECTLY.  THE TABLE BELOW DESCRIBES THE FEES AND EXPENSES
  THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
       Maximum Sales Charge (Load) Imposed on Purchases     None
       Maximum Deferred Sales Charge (Load)                 None
       Maximum Sales Charge (Load) Imposed on Reinvested
        Dividends                                           None
       Redemption Fees                                      (1)
       Exchange Fee                                         (2)


  ANNUAL FUND OPERATING EXPENSES (3)
  (EXPENSES THAT ARE DEDUCED FROM FUND ASSETS)
       Management Fees                                     0.75%
       Distribution [and/or Service] (12b-1) Fees          None
       Other Expenses                                     .0.12%
       Total Annual Fund Operating Expenses               .0.87%
  _________

  (1)       A fee of $12.00 is charged for each wire redemption.
  (2) A fee of $5.00 is charged for each telephone exchange.
  (3) Annual Fund Operating Expenses are based on expenses incurred for the fiscal year ended December 31, 1999

   EXAMPLE: THIS EXAMPLE HELPS YOU COMPARE THE COST OF INVESTING
            IN THE FUND WITH THE COST OF INVESTING IN OTHER
            MUTUAL FUNDS.

                                             ONE      THREE    FIVE      TEN
                                             YEAR     YEARS    YEARS    YEARS
                                          --------- --------- -------- -------

   THE EXAMPLE ASSUMES THAT YOU
   INVEST $10,000 IN THE FUND FOR THE
   TIME PERIODS INDICATED AND THEN
   REDEEM ALL OF YOUR SHARES AT THE
   END OF THOSE PERIODS.  THE EXAMPLE
   ALSO ASSUMES THAT YOUR INVESTMENT
   HAS A 5% RETURN EACH YEAR AND THAT
   THE FUND'S OPERATING EXPENSES REMAIN
   THE SAME.  ALTHOUGH YOUR ACTUAL COSTS
   MAY BE HIGHER OR LOWER, BASED ON
   THESE ASSUMPTIONS, YOUR COSTS WOULD BE:    $89      $278     $482    $1,073


       For a further description of the fees paid to the Fund's adviser, the Nicholas Company, Inc., see "The
   Fund's Investment Adviser" on page 13.


   PORTFOLIO MANAGEMENT

       Mr. David O. Nicholas is Senior Vice President and the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. David
   O. Nicholas is President and Chief Investment Officer of the Adviser, and has been employed by the Adviser since 1985.
   For a further discussion of Mr. David O. Nicholas' experience, see "The Fund's Investment Adviser."

                        SHARE LIMITATION

     The Fund is restricted in size to a maximum of 20 million shares of common stock outstanding. A maximum of ten million shares (net of redemptions) are available for purchase by investors and ten million are reserved for reinvestment of capital gain and dividend distributions.

     AT SUCH TIME AS THE MAXIMUM OF TEN MILLION SHARES ARE ISSUED AND OUTSTANDING (WITHOUT TAKING INTO ACCOUNT SHARES OUTSTANDING AS A RESULT OF CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS), THE FUND WILL CLOSE TO ALL NEW INVESTMENTS, INCLUDING ADDITIONS TO EXISTING ACCOUNTS, OTHER THAN THROUGH REINVESTMENT OF CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS. IN ADDITION, THE FUND MAY CLOSE TO NEW INVESTMENTS AT ANY TIME IN THE SOLE DISCRETION OF THE FUND. However, redemptions of shares will continue to be received. Should the number of outstanding shares decline through redemptions, or at other appropriate times, the officers of the Fund may, in their discretion, authorize the Fund to reopen for further investment. Due to the limitation on its size, the Fund may be forced to sell securities to meet redemption requests in adverse market conditions.

     The officers of the Fund have the right to restrict investments by any single shareholder by rejecting any new or additional subscription for shares (including exercise of the exchange privilege with other investment companies for which Nicholas Company, Inc. serves as investment adviser but not including reinvestment of capital gain and dividend distributions) which would result in the aggregate value of such shareholder's account equaling 5% or more of the total net assets of the Fund. For the purpose of this restriction, related accounts (as determined by the officers of the Fund in their discretion) may be grouped together to determine an aggregate account value.

                        FUND INVESTMENTS

     The Fund's main goal is long-term growth (increased share value). It strives to meet its goal by investing primarily in a diversified portfolio of equity securities of small- and medium-sized U.S.
companies, which it believes, have growth potential.

     The Fund believes a company's annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company's size.
To determine company size in terms of sales volume, the Fund compares a company's sales volume to peer companies in the company's industry. In terms of market capitalization, the Fund uses the following standard:

                                  MARKET CAPITALIZATION
                                  ---------------------

          Small                     0 to $2.0 Billion
          Medium                    2.0 Billion to $10.0 Billion
          Large                     Over $10.0 Billion

     To pursue the Fund's goal it also may, to a lesser extent, invest in companies with large capitalizations. The Fund's investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance.

     The Fund looks for companies with the potential for superior growth in sales and earnings. The Fund seeks companies that it believes are well positioned to take advantage of emerging, long-term social and economic trends, and have ample financial resources to sustain their growth. The Fund considers a number of factors in assessing a company's value, including the following:

     .    a company's strategic position in its industry
     .    sales and earnings growth
     .    product development
     .    quality of management
     .    overall business prospects
     . a company's price to earnings ratio (including an analysis of such ratio in relation to the company's growth rate and industry trends)

     Income is not a significant factor in selecting the Fund's investments. The Fund does not have a pre-set asset allocation strategy which requires that the Fund maintain a specific percentage of its assets in equity-related securities (i.e., stocks) and income-related securities (i.e., bonds). In addition, there is no minimum percentage of the Fund's assets which must be invested in the securities of companies in any particular industry or group of industries. The Fund may not invest more than 5% of its total net assets in the securities of any one issuer, and not more than 25% of the value of the Fund's total net assets may be concentrated in companies in any particular industry or group of related industries. In addition, the Fund may not hold more than 10% of the voting securities of any one company.

     The Fund may hold an investment for any length of time, and will buy or sell securities whenever the Fund sees an appropriate opportunity. It does not buy stocks with a view toward a quick sale or to obtain short-term trading profits (defined as profits on assets held less than twelve months). The Fund may reduce or sell investments in companies if there is an actual or perceived deterioration in the fundamentals of a company (including the company's financial condition or performance, management-related problems, product-line or service-line issues, or industry problems). The Fund also may reduce or sell investments in companies if a company's market capitalization grows to a point that it is clearly no longer a small- or medium-capitalization stock or if a company's stock price appreciates excessively in relation to its fundamental prospects. Investments in companies also may be sold if they fail to realize their growth potential or if there are other more attractive opportunities elsewhere.

     The Fund expects that a major portion of its portfolio will be invested in common stocks of the types of companies, and in the mannerpreviously described. However, the Fund also may invest in the securities of unseasoned companies (companies with a record of less than three years of continuous operation) (but in no event in an aggregate amount in excess of 15% of the Fund's total assets), debt securities and preferred stock convertible into common stock, securities of other investment companies (up to 10% of the Fund's total assets) and securities offered in private placements. The Fund also may invest in certain higher-risk securities and engage in other investment practices.

     Although the Fund's primary investment strategy is to achieve long-term growth, for liquidity or flexibility, the Fund also may invest in cash, investment grade and non-investment grade fixed income securities and repurchase agreements. Cash and cash equivalent securities will be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses.

     As a temporary defensive tactic because of adverse market, economic, political or other conditions, the Fund also may invest in cash, investment grade and non-investment grade fixed income securities and repurchase agreements. During any period in which the Fund maintains such a temporary defensive tactic, it may not achieve its investment.

INVESTMENT RESTRICTIONS WHICH MAY BE CHANGED WITHOUT SHAREHOLDER
APPROVAL

     The Fund's Board of Directors has adopted the following investment restrictions which may be changed by the Board without shareholder approval:

          Not more than 15% of the its total assets may be invested in equity securities which are not readily marketable and in securities of unseasoned companies (companies which have a record of less than three years' continuous operation)

          No investments in interests in oil, gas or other mineral exploration programs are permitted (but investments in securities of companies engaged in oil, gas or mineral activities are permitted)

          No investments in puts, calls, straddles, spreads or any combinations thereof are permitted

          No investments in securities of other open-end investment companies are permitted

The Board will give advance notice to shareholders of any change to these investment restrictions by filing with the SEC an amended
Statement of Additional Information.

     All percentage limitations discussed in the "Fund Investments" section apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction occurs due to changes afterwards in the market value of the investment or the total assets of the Fund.

     The Fund may use many different investment strategies in seeking its investment objectives, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund's investments are explained in detail in the Fund's Statement of Additional Information, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest, you should request a copy of the Statement of Additional Information. To learn how to obtain a copy of the Statement of Additional Information, see the back cover page of this Prospectus.


                        INVESTMENT RISKS

     THIS SECTION CONTAINS A SUMMARY DESCRIPTION OF THE PRINCIPAL RISKS OF INVESTING IN THE FUND. AS WITH ANY MUTUAL FUND, THERE IS NO GUARANTEE THE FUND WILL MEET ITS GOALS OR THAT YOU WON'T LOSE MONEY ON YOUR INVESTMENT. THERE IS NO GUARANTEE THAT THE FUND'S PERFORMANCE WILL BE POSITIVE OVER ANY PERIOD OF TIME.

     Because of the following risks, you could lose money on your investment in the Fund over the short- or long-term:

     MARKET RISK. The value of the Fund's investments, and therefore, the value of your Fund shares, may go up or down. Value changes in the Fund's investments and consequently, your Fund shares may occur because a particular stock market fluctuates. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull markets," and periods when stock prices generally go down, referred to as "bear markets." Stock prices in general may decline over short or extended periods. Thus, there is a possibility that the value of the Fund's investments will decrease because of declines in the stock market, regardless of the success or failure of the operations of the Fund's portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund, which in turn may reduce the value of the Fund's investments, and consequently, your Fund shares.

     PORTFOLIO-SPECIFIC RISK. Because the Fund invests most of its assets in the securities of small- and medium-sized companies, the Fund may be subject to additional risks. Small- to medium-sized companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small- to medium-sized companies also often fluctuate in price more than common stocks of larger companies, such as many of those included in the Dow Jones Industrial Average. Therefore, during the history of the Fund, its price per share has often been more volatile than the Dow Jones Industrial Average. If the value of the Fund's investments in small- to medium-sized companies decreases, the value of the Fund's shares also may go down.

     SELECTION RISK. The Fund also is subject to selection risk, which is the risk that the stocks the Fund's adviser selects will underperform the markets or other mutual funds with similar investment objectives and strategies.

     RISKS RELATED TO THE FUND'S SHARE LIMITATION. The Fund is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions). As a result, at times the Fund may be closed to new investments, including additions to existing accounts, other than through reinvestment of capital gain and dividend distributions. In such event, you may not be able to acquire additional Fund shares should you desire to do so. However, even if the Fund is closed to new investments, redemptions of shares will continue to be received. Due to the limitation on size, the Fund may be forced to sell securities to meet redemption requests in adverse market conditions which could have a negative impact on the value of your Fund shares.

     RISKS RELATED TO CERTAIN OTHER PORTFOLIO INVESTMENTS AND
STRATEGIES.   The Fund may use other investment strategies.  These
strategies and the associated non-principal risks are described in further detail in the Fund's Statement of Additional Information which is incorporated by reference herein.



     In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

                         FINANCIAL HIGHLIGHTS

     THE FOLLOWING FINANCIAL HIGHLIGHTS TABLE HELPS YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE FISCAL YEARS ENDED DECEMBER 31, 1999. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE TABLE HAS BEEN AUDITED BY ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS, WHOSE REPORT THEREON IS INCLUDED IN THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999. THE TABLE SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND RELATED NOTES INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH ARE INCORPORATED BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY BE OBTAINED WITHOUT CHARGE BY CALLING OR WRITING THE FUND.

                                   YEAR ENDED DECEMBER 31
                         ---------------------------------------------

                               1999    1998    1997    1996   1995

NET ASSET VALUE, BEGINNING
  OF YEAR                     $24.20  $25.07  $20.74  $19.22  $17.09
   INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income         .05     .01     .00*    .01     .08
   Net gains (losses) on
   securities (realized and
          unrealized)          (1.05)    .38    6.82    4.14    5.07

     Total from investment
        operations             (1.00)    .39    6.82    4.15    5.15

   LESS DISTRIBUTIONS:
   From net investment income   (.05)   (.01)   (.00)*  (.01)   (.08)
   From capital gains           (.54)  (1.25)  (2.49)  (2.62)  (2.94)
   In excess of book realized
    gains                         --    (.00)**  --      --      --
   Total distributions          (.59)  (1.26)  (2.49)  (2.63)  (3.02)

NET ASSET VALUE, END
  OF YEAR                      $22.61  $24.20  $25.07  $20.74  $19.22

TOTAL RETURN                  (4.09)%   1.67%  33.02%  21.81%  30.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 year (millions)               $278.8  $367.2  $328.0  $232.8  $169.6
Ratio of expenses to average
 net assets                      .87%    .85%    .86%    .86%    .90%
Ratio of net investment income
 to average net assets           .21%    .06%    .01%    .06%    .38%
Portfolio Turnover Rate        36.01%  30.06%  37.05%  32.31%  35.77%

   * The amount rounds to $0.00, actual amount $0.0029.
  ** The amount rounds to $0.00, actual amount $0.0020.

     PLEASE CONSIDER THE PERFORMANCE INFORMATION ABOVE IN LIGHT OF THE FUND'S INVESTMENT OBJECTIVES AND POLICIES, AND MARKET CONDITIONS DURING THE REPORTED TIME PERIODS. AGAIN, YOU MUST REMEMBER THAT HISTORICAL PERFORMANCE DOES NOT NECESSARILY INDICATE WHAT WILL HAPPEN IN THE FUTURE. THE VALUE OF YOUR FUND SHARES MAY GO UP AND DOWN.


              MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     The Fund's primary objective is long-term growth. In an effort to achieve this objective, the Adviser generally invests in common stocks of small- and medium-sized companies having growth potential. Individual stock selection is the focal point of the Adviser's equity philosophy. The Adviser's efforts are directed toward purchasing stocks of fundamentally sound companies at reasonable prices. It also is the Adviser's strong conviction that superior long-term results are achieved through the minimization of capital losses during adverse periods in the general market. The Adviser primarily seeks stocks where the price/earnings ratio is low in relation to earnings growth or where the price is reasonable in relation to book value. Above average secular earnings growth and strong current earnings momentum are important factors.

     The Fund ended fiscal 1999 with a net asset value per share of $22.61, a total return of (4.09)% and approximately $279 million in total net assets. At December 31, 1999, the Fund's portfolio consisted of equity holdings in 51 companies, representing 98.73% of the Fund's total net assets and short-term investments representing 0.43% of the Fund's total net assets. The Fund's performance in 1999 was driven primarily by individual holdings in health care companies, banks and diversified financials and media companies. The Fund's performance was bolstered by companies in the media and entertainment industry, specifically Dover Downs Entertainment, and in the technology services industry including Asia Satellite Telecommunications and ITC/\DeltaCom, Inc. The Fund's performance was adversely affected by health care and bank and financial stocks, such as PSS World Medical, Inc., Res-Care Inc. and National City Bancorporation. While the Fund had approximately 14% of its net assets invested in companies in the technology sector (both products and services) at the beginning of fiscal 1999 (and approximately 22.83% at December 31, 1999), the market value of these companies which had strong 1999 earnings and core fundamentals did not increase as significantly as other more speculative small-cap technology issues, including Internet IPO's.

     In terms of overall portfolio mix, at December 31, 1999, the Fund held significant positions in technology services (17.07% of the Fund's total net assets at December 31, 1999); health care product and service companies (14.53% and 13.43%, respectively); media and entertainment companies (10.77%); and banks and diversified financials (9.84%). During 1999, the Fund significantly increased its relative percentage holdings intechnology services companies, technology products companies and media and entertainment companies, and modestly increased its relative percentage holdings in consumer cyclicals, banks and financials and insurance companies. In addition, the Fund significantly decreased its relative percentage holdings in health care service companies and modestly decreased its relative percentage holdings in real estate.

     The Fund's 12-month return of (4.09)% for fiscal 1999 compared to returns of 21.26% for the Russell 2000 Index and 12.40% for the Standard & Poor's Smallcap 600 Index ("S&P Smallcap 600 Index"). The strong performance of these indices was primarily attributable to the excellent short-term performance of companies focused on technology and telecommunications ("new economy stocks"). The market for traditional manufacturing and industrial companies ("old economy stocks") was weak relative to the market for these new economy (digital revolution) stocks. The divergence of performance between old economy and new economy stocks in 1999 is evident from the divergence of performance between the Russell 2000 Growth Index and the Russell 2000 Value Index. The Russell 2000 Growth Index returned 43.09% compared to the Russell 2000 Value Index which declined 1.48% in 1999. The Russell 2000 Growth Index contains many new economy stocks whereas the Russell 2000 Value Index is concentrated in old economy stocks. Due to its portfolio composition (primarily non-speculative small- and medium-capitalization companies, with a modest emphasis on the technology sector), the Fund performed poorly relative to the Russell 2000 Index and the S&P Smallcap 600 Index as well as other mutual funds which were more focused on small-cap speculative and technology driven investments.

     The Fund will continue to follow its conservative investment philosophy of investing for a full market cycle in order to limit the potential downside risk. In addition, the Fund intends to make prudent investments in those companies it believes have fundamentals which will benefit from the growth of the new economy. Although this approach may hold back performance if the market continues to focus on speculative issues, such as IPO's and Internet-related stocks, the Fund will maintain its investment approach to balance risk and return.

     Set forth below is a line graph showing a comparison of the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year, to the same investment over the same periods in the two different comparative indices. The graph includes the Russell 2000 Index and the S&P Smallcap 600 Index. The comparative index used in the performance graph which appeared in the Fund's Prospectus, dated April 30, 1999 included only the Russell 2000 Index. The Fund intends to use the Russell 2000 and S&P Smallcap 600 indices in its performance graphs in Fund prospectuses in future years. The Fund believes the Russell 2000 Index in conjunction with the S&P Smallcap 600 Index is more representative of the performance of small- and medium-capitalization companies which are the types of companies in which the Fund primarily invests (as compared to only the Russell 2000 Index). Therefore, the Fund believes the Russell 2000 and S&P Smallcap 600 indices provide a more meaningful and representative basis of comparison for Fund investors.

                         [Plot Points]



                         [Plot Points]

                       Nicholas Limited Edition, Inc.    Russell 2000 Index    S&P Smallcap 600 Index
                       ------------------------------    ------------------    ----------------------
December 31, 1989                $ 10,000                      $ 10,000               $ 10,000

December 31, 1990                   9,827                         8,049                  7,631

December 31, 1991                  14,074                        11,756                 11,331

December 31, 1992                  16,436                        19,920                 13,715

December 31, 1993                  17,920                        16,552                 16,292

December 31, 1994                  17,375                        16,251                 15,515

December 31, 1995                  22,619                        20,872                 20,162

December 31, 1996                  27,552                        24,314                 24,459

December 31, 1997                  36,650                        29,751                 30,715

December 31, 1998                  37,262                        28,992                 30,313

December 31, 1999                  35,738                        35,156                 34,072


     The Fund's average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

                                 ONE YEAR           FIVE YEARS         TEN YEARS
                                  ENDED               ENDED               ENDED
                             DECEMBER 31, 1999   DECEMBER 31, 1999   DECEMBER 31, 1999
                             ---------------------------------------------------------
Average Annual Total Return       (4.09)%             15.52%              13.58%


   Past performance is not predicative of future performance.

                     THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision of the Fund's Board of Directors.

     The Adviser is the investment adviser to five other mutual funds and to approximately 25 institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are:
Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. As of December 31, 1999, the Adviser had approximately $7 billion in assets under management.

     The annual fee paid to the Adviser is paid monthly to the Adviser and is based on the average net asset value of the Fund, as determined by the valuations made at the close of each business day of the month. The annual fee is three-fourths of one percent (0.75 of 1%) of the average net asset value of the Fund.

     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

     The Fund pays all of its operating expenses. Operating expenses include, but are not limited to fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs and costs related to the aforementioned items.

     Albert O. Nicholas is President and a Director of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser. David O. Nicholas is President, Chief Investment Officer and a Director of the Adviser, and a Senior Vice President of the Fund. He is a Chartered Financial Analyst.

     David O. Nicholas is the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. He has been Portfolio Manager for, and primarily responsible for the day-to-day management of, the portfolios of the Fund and Nicholas II, Inc. since March 1993. He also has been Co-Portfolio Manager of Nicholas Fund, Inc. since November 1996.




                        PRICING OF FUND SHARES

     When you buy shares of the Fund, the price per share you pay is the net asset value ("NAV") of the Fund. The NAV of the Fund is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for unrestricted trading.

                    PURCHASE OF FUND SHARES

  MINIMUM           To Open An Account.............    $2,000
INVESTMENTS         To Add To An Account...........      $100
  [ICON]            Minimum Balance................    $2,000

                         The Fund's Automatic Investment Plan has a
                    minimum monthly investment of $50. Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $2,000 minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

  APPLICATION            You may apply to purchase shares of the Fund
  INFORMATION       by submitting an application to Nicholas Limited
    [ICON]          Edition, Inc., c/o Firstar Mutual Fund Services, LLC
                    ("Firstar"), P.0. Box 2944, Milwaukee, Wisconsin
                    53201-2944. See the back cover page of this Prospectus for information on how to contact the Fund. The Fund also has available an Automatic
                    Investment Plan for shareholders. You should contact the Fund for additional information.

                         When you make a purchase, your purchase price
                    per share will be the net asset value ("NAV") next determined after the time the Fund receives your application in proper order. The NAV is calculated once a day based on the closing market price for each security held in the Fund's portfolio. The determination of NAV for a particular day is applicable to all purchase applications received in proper order by the close of trading on the NYSE on that day (usually 4:00 p.m., New York time).

                   Applications to purchase Fund shares received in proper order on a day the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.

                   Applications to purchase Fund shares received in proper order after the close of trading on the NYSE will be based on the NAV as determined as of the close of trading on the next day the NYSE is open.

                         Purchase of shares will be made in full and
                    fractional shares computed to three decimal places.


    OVERNIGHT            You should be aware that deposit in the U.S.
                    mail or with other independent delivery services, or receipt at Firstar's Post Office Box, of purchase applications does not constitute receipt by Firstar or the Fund. Do not mail letters by overnight courier to the Post Office Box address. Overnight courier delivery should be sent to Firstar Mutual Fund Services, LLC, Third Floor, 615 East Michigan
                    Street, Milwaukee, Wisconsin 53202.

                         Your application to purchase Fund shares must
                    be in proper order to be accepted, may only be accepted by the Fund or an Authorized Agent of the Fund and is not binding until accepted. Applications must be accompanied by payment in U.S. funds. Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. The transfer agent will charge a $20 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent for insufficient funds. The Fund will not accept applications under circumstances or in amounts considered disadvantageous for shareholders. If you open an account (including custodial accounts) without a proper social security number or taxpayer identification number, it may be liquidated. Proceeds will be distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the backup withholding tax amount.

   WIRE PAYMENTS         You also may purchase Fund shares via the Federal
      [ICON] Reserve wire system. If a wire purchase is to be an initial purchase, please call Firstar (414-276-0535 or 800-544-6547) with the appropriate account information prior to sending the wire. Firstar will provide you with a confirmation number for any wire purchase, which will ensure the prompt and accurate handling of funds. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

                    Wire To:           Firstar Bank , N.A.
                                       ABA 075000022

                    Credit:            Firstar Mutual Fund Services, LLC
                                       Account 112-952-137

                    Further Credit:    Nicholas Limited Edition, Inc.
                                       (shareholder account number)
                                       (shareholder registration)

                         The Fund and its transfer agent are
                    not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

  CERTIFICATES           The Fund won't issue certificates representing Fund
    [ICON] shares unless the shareholder specifically requests certificates in writing. Signature guarantees may be required. Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. The Fund won't issue certificates for fractional shares even if requested. Where certificates are not requested, the Fund's transfer agent, Firstar, will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.

   THIRD PARTY           USE OF A PROCESSING INTERMEDIARY TO PURCHASE FUND
    PURCHASES       SHARES.
     [ICON]              You can purchase shares of the Fund through certain
                    broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). If you do, the Processing Intermediary, rather than you, may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. You should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus before you invest in the Fund this way.

                         Processing Intermediaries may charge
                    fees or other charges for the services they provide to their customers. Such charges may vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

                         The Fund also may enter into an
                    arrangement with some Processing Intermediaries which authorizes them to process purchase orders on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a purchase order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of the Fund shares to be purchased. If you place a purchase order through an Authorized Agent, you will pay the Fund's NAV next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charge imposed by the Authorized Agent.

                         Of course, you do not have to use the
                    services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge.


                    REDEMPTION OF FUND SHARES

 REDEMPTION              You may redeem all or part of your Fund shares
   PRICE            by any of the methods described below.  All redemptions
   [ICON]           will be processed immediately upon receipt and written
                    confirmations will be issued for all redemptions of Fund shares. The redemption price will be the Fund's NAV next computed after the time of receipt by Firstar (or by an Authorized Agent of the Fund) of the certificate(s), or written request in the proper order as described below, or pursuant to proper telephone instructions as described below.

                    Requests for redemption of Fund shares received in proper order on a day the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.

                    Requests for redemption of Fund shares received in proper order after the close of trading on the NYSE will be based on the NAV as determined as of the closing of trading on the next day the NYSE is open.

                              THE FUND WILL RETURN AND NOT PROCESS
                    REDEMPTION REQUESTS THAT CONTAIN RESTRICTIONS AS TO THE TIME OR DATE REDEMPTIONS ARE TO BE
                    EFFECTED.

                              If any of the shares you want redeemed
                    were purchased recently by personal or certified check, the Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time the redemption request will be processed and payment made.

REDEMPTIONS                   If you redeem in writing, be sure that the
  BY MAIL           redemption request is signed by each shareholder in the
  [ICON]            exact manner as the  Fund account is registered and
                    include the redemption amount and the shareholder account number.

                    If you have certificates for your shares, you may redeem by delivering to the Fund, c/o Firstar Mutual Fund Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944, the certificate(s) for the full shares. The certificate(s) must be properly endorsed or accompanied by an instrument of transfer, in either case with signatures guaranteed by an eligible "guarantor institution," which is a bank, a savings and loan association, a credit union, or a member firm of a national securities exchange. A notary public is not an acceptable guarantor.

                    If you don't have certificates for your shares, you may redeem by delivering an original signed written request for redemption addressed to Nicholas Limited Edition, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign.

                          YOU MAY NOT FAX YOUR REDEMPTION REQUEST.

                          The Fund may require additional
                    supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

                          IF YOU ARE UNCERTAIN ABOUT WHAT
                    DOCUMENTS OR INSTRUCTIONS ARE NECESSARY IN ORDER TO REDEEM SHARES, PLEASE WRITE OR CALL FIRSTAR (414-276-0535 OR 800-544-6547), PRIOR TO
                    SUBMITTING A WRITTEN REDEMPTION REQUEST.  A
                    WRITTEN REDEMPTION REQUEST WILL NOT BECOME
                    EFFECTIVE UNTIL ALL DOCUMENTS HAVE BEEN RECEIVED IN PROPER ORDER BY FIRSTAR.

                          If you have an individual retirement
                    account ("IRA") or other retirement plan, you must indicate on your written redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the redemption will be subject to withholding. Please consult your current Disclosure Statement for any applicable fees.

  OVERNIGHT               You should be aware that deposit in
  DELIVERY          the mail or with other independent delivery
   [ICON]           services or receipt at Firstar's Post Office Box
                    of redemption requests does not constitute receipt by Firstar or the Fund. Do not mail letters by overnight courier to the Post
                    Office Box address. Overnight courier delivery should be sent to Firstar Mutual Fund Services, LLC, Third Floor, 615 East Michigan Street,
                    Milwaukee, Wisconsin 53202.

  TELEPHONE              You can redeem your shares by telephone
  REDEMPTIONS       unless you decline that option in writing. Telephone
    [ICON]          redemptions can only be made by calling Firstar
                    (800-544-6547 or (414-276-0535).  In addition to the
                    account registration, you will be required to provide the account number and social security number.
                    Telephone calls will be recorded.

                         Telephone redemption requests must be
                    received prior to the closing of the NYSE (usually 4:00 p.m., New York time) to receive that day's NAV. There will be no exceptions due to market activity. During periods of substantial economic or market changes, you may have difficulty making a redemption by telephone. If you are unable to contact Firstar by telephone, you may redeem your shares by delivering the redemption request in person or by mail. The maximum telephone redemption is $50,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day. The minimum telephone redemption is $500 except when redeeming an account in full.

                         The Fund reserves the right to refuse a
                    telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be liable for following instructions communicated by telephone which they reasonably believe to be genuine. The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

   TAX EFFECT OF         For federal income tax purposes, a redemption
     REDEMPTION     generally is treated as a sale of the shares being
      [ICON]        redeemed.  You may recognize capital gain or loss equal
                    to the difference between the redemption price and your cost basis for the shares being redeemed. See "Dividends, Distributions and Federal Tax Status" for further tax information.

                         The Fund ordinarily pays for redeemed
                    shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired also ordinarily will be wired within seven days after receipt of the request, and normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected.

                         You may instruct Firstar to mail the
                    proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. Firstar charges a wire redemption fee of $12.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

 SIGNATURE               A signature guarantee of each owner is
 GUARANTEES         required to redeem shares in the following situations, for
   [ICON]           all size transactions:


                         .   if you change the ownership on your account
                         .   upon redemption of shares when certificates have
                             been issued for your account
                         .   when you want the redemption proceeds sent to a
                             different address than is registered on the account
                         .   if the proceeds are to be made payable to someone
                             other than the account owner(s)
                         .   any redemption transmitted by federal wire
                             transfer to your bank not previously set up with the Fund
                         .   if a change of address request has been received
                             by the Fund or Firstar within 15 days of a redemption request

                         In addition, you must have your signature guaranteed
                    if you request redemption of $100,000 or more from your account. Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor.

  THIRD PARTY            USE OF A PROCESSING INTERMEDIARY TO REDEEM FUND
  REDEMPTIONS                 SHARES.
    [ICON]               As with the purchase of Fund shares, you may redeem
                    shares of the Fund through certain broker-dealers, financial institutions and other service providers ("Processing Intermediaries"). You should read the program materials provided by the Processing Intermediary before you redeem your shares of the Fund this way. Then follow those instructions and procedures.

                              Processing Intermediaries may charge
                    fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

                              The Fund also may enter into an
                    arrangement with some Processing Intermediaries authorizing them to process redemption requests on behalf of the Fund on an expedited basis (an "a sold Authorized Agent"). Receipt of a redemption request by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be redeemed. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the Fund's NAV per share next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

                              Of course, You do not have to use the
                    services of a Processing Intermediary, or pay the fees that may be charged for such services, unless you hold Fund shares through a Processing Intermediary. Then you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise if you originally invested directly with the Fund, you can redeem Fund shares through the Fund without a redemption charge.


                    EXCHANGE BETWEEN NICHOLAS FAMILY OF FUNDS

                         You may exchange Fund shares for shares
                    of other mutual funds for which Nicholas Company, Inc. serves as the investment adviser.

  EXCHANGES              Nicholas Company, Inc. also is adviser to the
    [ICON] following funds which have investment objectives and net assets as noted below:

                                                                    NET ASSETS AT
                      FUND               INVESTMENT OBJECTIVE      DECEMBER 31, 1999
                    ----------------------------------------------------------------
                    Nicholas Fund, Inc.  Capital appreciation       $ 5,154,231,564

                    Nicholas II, Inc.    Long-term growth             $ 940,854,205

                    Nicholas Equity      Reasonable income;
                     Income Fund, Inc.   Moderate long-term
                                         growth as a secondary
                                         consideration                 $ 18,504,520
                    Nicholas Income      High current income
                     Fund, Inc.          consistent with the
                                         preservation and
                                         conservation of
                                         capital value                 $202,774,668

                   Nicholas Money        High level of current
                    Market Fund, Inc.    income as as is consistent
                                         with preserving capital and
                                         liquidity                     $140,949,418

                                        If you choose to exercise the
                    exchange privilege, your shares will be exchanged at their next determined NAV. If you exercise an exchange into the Nicholas Money Market Fund, Inc. on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, your shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of Nicholas Money Market Fund, Inc. shares will be delayed one business day. In such a case, the exchanged amount would be uninvested for this one-day period.

                         If you are interested in exercising the exchange
                    privilege you must obtain the appropriate prospectus from Nicholas Company, Inc.

                         An exchange constitutes a sale for federal tax
                    purposes and you may realize a capital gain or loss upon the exchange, depending upon whether the NAV at the time is more or less than your cost basis. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See "Dividends, Distributions and Federal Tax Status" for further tax information.

                          The exchange privilege may be terminated or
                    modified only upon 60 days advance notice to shareholders. You may exchange shares of the Fund for shares of other available Nicholas mutual funds directly through Nicholas Company, Inc. without cost by written request.


  EXCHANGE                 If you are interested in exercising the exchange by
     BY             mail privilege, you may obtain the appropriate prospectus
    MAIL            from Nicholas Company, Inc.  Signatures required are the
   [ICON]           same as previously explained under "Redemption of Fund
                    Shares."


   EXCHANGE                You also may exchange by telephone among all
      BY            Nicholas mutual funds.  Only exchanges of $500.00
   TELEPHONE        or more will be executed using the telephone exchange
    [ICON]          privilege.  Firstar charges a $5.00 fee for each
                    telephone exchange. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000, with a maximum of $l,000,000 per day for related accounts. You are allowed four telephone exchanges per account during any twelve-month period.

                            Procedures for exchanging Fund
                    shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be responsible for the authenticity of exchange instructions received by telephone. Telephone exchanges can only be made by calling Firstar (414-276-0535 or 800-544-6547).
                    You will be required to provide pertinent information regarding your account. Calls will be recorded.




                     TRANSFER OF FUND SHARES

   You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer Fund shares by writing or calling Firstar (414-276-0535 or 800-544-
6547) or Nicholas Company, Inc. (414-272-6133 or 800-227-5987) prior to submitting any transfer requests.


            DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

   The Fund intends to continue to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to insure that little or no Federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute annually to its shareholders substantially all of its net investment income and net realized capital gain in one distribution for each fiscal year.

   For federal income tax purposes, distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. The maximum tax rate on long-term capital gains for sales of securities held greater than twelve months is 20%. Income distributed from the Fund's net investment income and net realized short-term capital gains are taxable to shareholders as ordinary income, whether distributed as cash or additional shares. Distributions generally will be made annually in December. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

   At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV per share. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV per share.

   Under federal law, some shareholders may be subject to a 31% "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number, or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

   The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.


              DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

   Unless you elect to accept cash in lieu of shares, all dividends and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the "Reinvestment Plan"). You may elect to accept cash on the application to purchase shares, by telephone or by separate written notification. All reinvestments are at the net asset value per share in effect on the dividend or distribution date and are credited to the shareholder's account. Firstar will notify you of the number of shares purchased and the price following each reinvestment period.

   You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to Firstar. An election must be received by Firstar prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.

                    SYSTEMATIC WITHDRAWAL PLAN

   If you own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan (the "Plan") and receive monthly, quarterly, semiannual or annual checks for any designated amount. Firstar reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to you. Liquidation of the shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Plan may be terminated by Firstar upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.


                  INDIVIDUAL RETIREMENT ACCOUNTS

   Individuals who receive compensation, including earnings from self-employment, may be able to establish a traditional IRA, a Roth IRA and/or an Education IRA. The Fund offers prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important you obtain up-to-date information from the Fund before opening an IRA.

   Qualifying individuals who have a traditional IRA may make deductible contributions to it. Taxation of the income and gains paid to a traditional IRA by the Fund is deferred until distribution from the IRA.

   Qualifying individuals who maintain a Roth IRA may make non-deductible contributions to it. However, the amounts within the Roth IRA accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phase-outs apply.

   Like the Roth IRA, qualifying individuals may make non-deductible contributions to an Education IRA, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phase-outs apply.

   As long as the aggregate IRA contributions meet the Fund's minimum requirements of $2,000, the Fund will accept any allocation of such contributions between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for you to consult with your personal tax adviser to determine the deductibility of IRA contributions.

   Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund be consistent with your own retirement objectives. Premature withdrawals from an IRA may result in adverse tax consequences. Consultation with a tax adviser regarding the tax consequences is recommended.


                      MASTER RETIREMENT PLAN

   The Fund has available a master retirement plan for self-employed individuals. You may contact the Fund for additional information or if you wish to participate in the plan. Consultation with a tax adviser regarding the tax consequences of the plan is recommended.


                            PROSPECTUS

                           APRIL 30, 2000

                  NICHOLAS LIMITED EDITION, INC.


               FOR MORE INFORMATION ABOUT THE FUND:

   The Fund's Statement of Additional Information ("SAI"), dated April 30, 2000, contains more detailed information on all aspects of Nicholas Limited Edition, Inc., and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund's Annual and Semiannual Report to Shareholders.

   To request a free copy of the current Annual/Semiannual Report or SAI, or to make shareholder inquiries, please write or call: Nicholas Limited Edition, Inc., 700 North Water Street, Milwaukee, Wisconsin 53202, 800-227-5987 (toll-free). Additional information about the Fund also can be obtained from the Fund's Internet website at www.nicholasfunds.com.

   In addition, you can review the Fund's reports and SAIs at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. Reports and other information about the Fund also are available on the SEC's Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6000.

   For the most current price and return information for the Fund, you may call the Fund at 800-227-5987 (toll-free) or 414-272-6133 or check the Fund's website at www.nicholasfunds.com. You also can find the most current price of the Fund's shares in the business section of your newspaper in the mutual fund section under the heading "Nicholas Group"
- "NchLt." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "NCLEX" or cusip number 653738104.

                        INVESTMENT ADVISER
                      NICHOLAS COMPANY, INC.
                       Milwaukee, Wisconsin
                   414-272-6133 or 800-227-5987


        TRANSFER AGENT                         CUSTODIAN
FIRSTAR MUTUAL FUND SERVICES, LLC                      FIRSTAR
INSTITUTIONAL
                                            CUSTODY SERVICES

     Milwaukee, Wisconsin                 Milwaukee, Wisconsin
 414-276-0535 or 800-544-6547

INDEPENDENT PUBLIC ACCOUNTANTS                         COUNSEL
     ARTHUR ANDERSEN LLP              MICHAEL BEST & FRIEDRICH LLP
     Milwaukee, Wisconsin                 Milwaukee, Wisconsin


                   NO LOAD - NO SALES CHARGE


Nicholas Limited Edition, Inc. s 700 North Water Street s Suite 1010 s Milwaukee, Wisconsin 53202 s www.nicholasfunds.com



                              Investment Company Act File No. 811-4993









                 NICHOLAS LIMITED EDITION, INC.




                           FORM N-1A
                       -----------------




          PART B: STATEMENT OF ADDITIONAL INFORMATION




                 NICHOLAS LIMITED EDITION, INC.




              STATEMENT OF ADDITIONAL INFORMATION
              -----------------------------------



               700 North Water Street, Suite 1010
                  Milwaukee, Wisconsin  53202
                          414-272-6133
                          800-227-5987




     This Statement of Additional Information, which is not a prospectus and contains information in addition to and more detailed than that set forth in the current Prospectus of Nicholas Limited Edition, Inc. (the "Fund"), dated April 30, 2000. It is intended to provided you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's current Prospectus and the Fund's Annual Report for the fiscal year ended December 31, 1999, which is incorporated herein by reference, as they may be revised from time to time. The Fund's Prospectus provides the basic information you should know before investing in the Fund.

     To obtain a free copy of the Fund's Prospectus and Annual
Report, please write or call the Fund at the address and telephone number set forth above.





    NO LOAD FUND - NO SALES OR REDEMPTION CHARGE BY THE FUND




                       Investment Adviser
                     NICHOLAS COMPANY, INC.












                         April 30, 2000
                        TABLE OF CONTENTS

                                                             Page

INTRODUCTION                                                   1
SHARE LIMITATION                                               1
INVESTMENT OBJECTIVES AND
 INVESTMENT STRATEGIES                                         2
INVESTMENT RESTRICTIONS                                        5
INVESTMENT RISKS                                               6
THE FUND'S INVESTMENT ADVISER                                  9
MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS
 AND PORTFOLIO MANAGER OF THE FUND                            11
PRINCIPAL SHAREHOLDERS                                        14
PRICING OF FUND SHARES                                        14
PURCHASE OF FUND SHARES                                       14
REDEMPTION OF FUND SHARES                                     16
EXCHANGE BETWEEN NICHOLAS FAMILY OF FUNDS                     20
TRANSFER OF FUND SHARES                                       21
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS               21
DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN                   22
SYSTEMATIC WITHDRAWAL PLAN                                    22
INDIVIDUAL RETIREMENT ACCOUNTS                                23
MASTER RETIREMENT PLAN                                        23
BROKERAGE                                                     23
PERFORMANCE DATA                                              25
CAPITAL STRUCTURE                                             26
STOCK CERTIFICATES                                            26
ANNUAL MEETING                                                26
SHAREHOLDER REPORTS                                           27
CUSTODIAN AND TRANSFER AGENT                                  27
INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL                     27
FINANCIAL INFORMATION                                         27


                          INTRODUCTION

     Nicholas Limited Edition, Inc. (the "Fund") was incorporated under the laws of Maryland on January 26, 1987. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This type of investment is commonly called a mutual fund. As an open-end investment company, it obtains its assets by continuously selling shares of its common stock, $0.01 par value, to the public. Proceeds from such sales are invested by the Fund in securities of other companies. In this manner the resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund.
The Fund provides each individual investor with diversification by investing in the securities of many different companies in a variety of industries and furnishes experienced management to select and watch over its investments. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following receipt of the redemption request. The investment adviser to the Fund is Nicholas Company, Inc. (the "Adviser").


                        SHARE LIMITATION

     The Fund will be restricted in size to a maximum of 20 million shares of common stock outstanding. A maximum of ten million shares (net of redemptions) are available for purchase by investors and ten million shares are reserved for reinvestment of capital gain and dividend distributions.

     AT SUCH TIME AS THE MAXIMUM OF TEN MILLION SHARES ARE ISSUED AND OUTSTANDING (WITHOUT TAKING INTO ACCOUNT SHARES OUTSTANDING AS A RESULT OF CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS), THE FUND WILL CLOSE TO ALL NEW INVESTMENTS, INCLUDING ADDITIONS TO EXISTING ACCOUNTS, OTHER THAN THROUGH REINVESTMENT OF CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS. IN ADDITION, THE FUND MAY CLOSE TO NEW INVESTMENTS AT ANY TIME IN THE SOLE DISCRETION OF THE FUND. However, redemptions of shares will continue to be received even if the Fund is closed. Should the number of outstanding shares decline through redemptions, or at other appropriate times, the officers of the Fund may, in their discretion, authorize the Fund to reopen for further investment. Due to the limitation on its size, the Fund may be forced to sell securities to meet redemption requests in adverse market conditions.

     The officers of the Fund have the right to restrict investments by any single shareholder by rejecting any new or additional subscription for shares (including exercise of the exchange privilege with other investment companies for which Nicholas Company, Inc. serves as investment adviser but not including reinvestment of capital gain and dividend distributions) which would result in the aggregate value of such shareholder's account equaling 5% or more of the total net assets of the Fund. For the purpose of this restriction, related accounts (as determined by the officers of the Fund in their discretion) may be grouped together to determine an aggregate account value.
                    INVESTMENT OBJECTIVES AND
                     INVESTMENT STRATEGIES

     The Fund has adopted primary investment objectives, which are fundamental policies. The section captioned "FUND INVESTMENTS" in the Fund's Prospectus describes the principal investment objectives and the investment policies applicable to the Fund. Please read the Prospectus in conjunction with this Statement of Additional Information. The Fund also has adopted certain other investment strategies and policies which are not fundamental and may be changed by the Board of Directors without shareholder approval. However, any changes will be made only upon advance notice to shareholders. Such changes may result in the Fund having secondary investment and other policy objectives different from the objectives which a shareholder considered appropriate at the time of investment in the Fund. Set forth below is additional information on the other Fund investment strategies and permissible investments which the Fund may use in an effort to obtain its primary objectives.



CERTAIN OTHER INVESTMENT STRATEGIES AND PORTFOLIO INVESTMENTS

     From time to time, the Fund may acquire the securities of unseasoned companies (i.e., companies which have a record of less than three years continuous operation) and securities issued in private placements (i.e., securities not registered for purchase and sale by the public under the Securities Act of 1933, as amended). These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of capital appreciation. The Fund may not invest more than 15% of the Fund's total assets in the securities of unseasoned companies. In addition, the Fund may not invest more than 5% of the Fund's net total assets in bonds, debentures or other debt securities distributed in private placements.

     From time to time, the Fund may acquire debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts. These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of appreciation in value. The Adviser intends generally to limit the Fund's purchase of debt securities and preferred stock to those which are rated in one of the top four rating categories by any of the nationally recognized statistical rating organizations ("NRSROs"), or will be unrated instruments but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. However, this policy does not prevent the Fund from retaining a security if its credit quality is downgraded to a non-investment grade level after purchase.

     The Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the Fund buys U.S. Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. Not more than 20% of the Fund's total net assets, taken at market, may be invested in repurchase agreements; provided, however, that repurchase agreements maturing in more than seven days may not constitute more than 5% of the Fund's total net assets, taken at market.

     The Fund may temporarily invest in investment grade and non-investment grade fixed income securities as a temporary defensive measure when conditions are deemed to warrant such action. "Investment grade fixed income securities" refers to fixed income securities ranked in one of the top four debt security rating categories of any of the NRSROs, or unrated but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. However, this policy does not prohibit the Fund from retaining a security if its credit quality is downgraded to a non-investment grade level after purchase.

     The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets.

     All percentage limitations discussed in this section apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction occurs due to changes afterwards in the market value of the investment or the total assets of the Fund.


                     INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy.
          1. The Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or act as an underwriter or distributor of securities other than its own capital stock. The Fund will not lend money, except for:

                    (a) the purchase of a portion of an issue of publicly distributed debt securities;

                    (b)  investment in repurchase agreements in
               an amount not to exceed 20% of the total net assets, taken at market, of the Fund; provided, however, that repurchase agreements maturing in more than seven days will not constitute more than 5% of the value of total net assets, taken at market; and

                    (c)  the purchase of a portion of bonds,
               debentures or other debt securities of types commonly distributed privately to financial institutions, in an amount not to exceed 5% of the value of total net assets, taken at market, of the Fund.

               The total investment of the Fund in repurchase agreements maturing in more than seven days, when combined with the type of investment set forth in 1(c) above, will not exceed 5% of the value of the Fund's total net assets, taken at market.

          2. The Fund will not purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of real estate investment trusts and other real estate-based securities listed on a national securities exchange or authorized for quotation on NASDAQ, but not more than 10% in value of the Fund's total net assets will be invested in real estate investment trusts nor will more than 25% in value of the Fund's total net assets be invested in the real estate industry in the aggregate.

          3. The Fund may not issue senior securities in violation of the 1940 Act. The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets.

          4.   The Fund will not pledge any of its assets.

          5. Investments will not be made for the purpose of exercising control or management of any company. The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

          6. Not more than 5% of the total net assets of the Fund, taken at market value, will be invested in the securities of any one issuer (not including U.S.
          Government securities).

          7. Not more than 25% of the value of the Fund's total net assets will be concentrated in companies of any one industry or group of related industries.

          8. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund, or an officer, director, shareholder or other interested person of the Adviser.





INVESTMENT RESTRICTIONS WHICH MAY BE CHANGED WITHOUT SHAREHOLDER
APPROVAL

     The Fund's Board of Directors has adopted the following investment restrictions which may be changed by the Board without shareholder approval:

          Not more than 15% of the its total assets may be invested in equity securities which are not readily marketable and in securities of unseasoned companies (companies which have a record of less than three years' continuous operation)

          No investments in interests in oil, gas or other mineral exploration programs are permitted (but investments in securities of companies engaged in oil, gas or mineral activities are permitted)

          No investments in puts, calls, straddles, spreads or any combinations thereof are permitted

          No investments in securities of other open-end investment companies are permitted

The Board will give advance notice to shareholders of any change to these investment restrictions by filing with the SEC an amended Statement of Additional Information.

     All percentage limitations discussed in the "Fund Investments" section apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction occurs due to changes afterwards in the market value of the investment or the total assets of the Fund.


                        INVESTMENT RISKS

     This section contains a summary description of the risks of other investment strategies and related investments of the Fund as discussed in this Statement of Additional Information. For a description of the principal risks of investing in the Fund, please see the "INVESTMENT RISKS" section in the Fund's Prospectus. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you won't lose money or your investment. There is no guarantee the Fund's performance will be positive over any period of time.



     OTHER RISKS RELATED TO CERTAIN PORTFOLIO INVESTMENTS AND
STRATEGIES.
-------------------------------------------------------------

Although the Fund generally will invest in the common stocks of small- and medium-sized companies, certain investments the Fund may acquire and certain investment techniques the Fund may use entail other risks:

     LIQUIDITY, INFORMATION AND VALUATION RISKS OF CERTAIN
PORTFOLIO INVESTMENTS

          Securities of unseasoned companies and securities issued in private placements, which may be acquired by the Fund from time to time, may be illiquid or volatile making it potentially difficult or impossible to sell them at the time and at the price the Fund would like. In addition, important information about these types of companies, securities or the markets in which they trade, may be inaccurate or unavailable. Consequently, it may be difficult to value accurately these securities as well.



     DEBT SECURITIES AND PREFERRED STOCK

          From time to time, the Fund may acquire debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts.

          Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. Debt securities also are subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities. The Fund may invest in both short-term and long-term securities. The Fund is not limited as to the maturities of the debt securities in which it invests. The value of preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and debt securities will be affected by the factors that affect both equity securities (such as stock market movements generally) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.



     FIXED INCOME SECURITIES

          The Fund's investments in investment grade and non-investment grade fixed income securities may carry some risk. Investment grade fixed income securities described in the fourth category of the NRSROs possess speculative characteristics. In addition, non-investment grade securities tend to reflect individual corporate developments to a greater extent, tend to be more sensitive to economic conditions and tend to have a weaker capacity to pay interest and repay principal than higher rated securities. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Factors adversely impacting the market value of the Fund investments in fixed income securities, may also adversely impact the Fund's net asset value.

     REPURCHASE AGREEMENTS

          While the underlying obligation of a repurchase agreement purchased by the Fund is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. Delays or losses could result if the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, which could adversely impact the Fund's net asset value.



     BORROWINGS

          The use of borrowings can increase the Fund's exposure to market risk. If the Fund borrows money to make more investments than it otherwise could or to meet redemptions, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off.


     In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

                  THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision of the Fund's Board of Directors. The Adviser is the investment adviser to five other mutual funds and approximately 25 institutions and individuals with substantial investment portfolios. The other funds for which the Adviser serves as investment adviser are Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Money Market Fund, Inc., Nicholas Equity Income Fund, Inc. and Nicholas Income Fund, Inc., with primary investment objectives and net assets as set forth below.

                                                                     NET ASSETS AS OF
FUND                                PRINCIPAL INVESTMENT OBJECTIVE   DECEMBER 31, 1999
----                                ------------------------------   -----------------

Nicholas Fund, Inc.                 Capital Appreciation              $5,154,231,564
Nicholas II, Inc.                   Long-Term Growth                    $940,854,205
Nicholas Equity Income Fund, Inc.   Reasonable Income                    $18,504,520
Nicholas Income Fund, Inc.          High Current Income                 $202,774,668
Nicholas Money Market Fund, Inc.    Current Income                      $140,949,418

     The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund as determined by valuations made at the close of each business day of the month. The annual fee is three-fourths of one percent (.75 of 1%) of the average net asset value of the Fund. For the fiscal year ended December 31, 1999, total net assets of the Fund were $278,796,360.


     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. The Fund pays for all of its operating expenses, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act and the 1940 Act, and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders and to persons making unsolicited requests for information, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal fees and expenses. Also included as operating expenses which are paid for by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, fees and expenses of any custodian or trustees having custody of Fund assets, printing and mailing expenses. postage and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.


     During the fiscal years ended December 31, 1999, 1998 and 1997, the Fund paid the Adviser an aggregate of $2,321,160, $2,659,090 and $2,039,866, respectively, in fees.

     The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting for such approval.

     Albert O. Nicholas is President and a Director of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser. Thomas J. Saeger, Executive Vice President, Secretary and a Director of the Fund, is Executive Vice President and Assistant Secretary of the Adviser. David L. Johnson is Executive Vice President of the Fund and Executive Vice President of the Adviser. He is a brother-in-law of Albert O. Nicholas. David O. Nicholas, Senior Vice President and Portfolio Manager of the Fund, is President and Chief Investment Officer and a Director of the Adviser. Lynn S. Nicholas is a Senior Vice President of the Fund and of the Adviser. David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. Jeffrey T. May is a Senior Vice President of the Fund and a Senior Vice President and Treasurer of the Adviser. Candace L. Lesak is a Vice President of the Fund and an employee of the Adviser. Mary C. Gosewehr is Treasurer of the Fund and is an employee of the Adviser. Mark J. Giese is a Vice President of the Fund and is a Vice President of the Adviser. Tracy C. Eberlein is an Assistant Vice President of the Fund and an employee of the Adviser. David E. Leichtfuss, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin, is a Director and the Secretary of the Adviser. Mr. Leichtfuss is a partner in the law firm of Michael Best & Friedrich LLP, Milwaukee, Wisconsin, legal counsel to both the Fund and the Adviser. Daniel J. Nicholas, 2618 Harlem Boulevard, Rockford, Illinois, is Director Emeritus of the Adviser. Mr. Daniel J. Nicholas, a brother of Albert O. Nicholas, is a private investor.

           MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS
                AND PORTFOLIO MANAGER OF THE FUND

     The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund's activities and review the Fund's performance. The following table sets forth the pertinent information about the Fund's officers and directors as of December 31, 1999:

   NAME, AGE AND              POSITIONS HELD           PRINCIPAL OCCUPATIONS
      ADDRESS                    WITH FUND             DURING PAST FIVE YEARS
------------------          -----------------          ------------------------
* Albert O. Nicholas, 68    President and Director     Chief Executive Officer
700 North Water Street                                 and Chairman of the
Milwaukee, WI  53202                                   Board, Nicholas Company,
                                                       Inc., the Adviser to the
                                                       Fund.  He has been
                                                       Portfolio Manager (or Co-
                                                       Portfolio Manager, in
                                                       the case of Nicholas
                                                       Fund, Inc., since
                                                       November 1996) for, and
                                                       primarily responsible
                                                       for the day-to-day
                                                       management of, the
                                                       portfolios of Nicholas
                                                       Fund, Inc., Nicholas
                                                       Income Fund, Inc. and
                                                       Nicholas Equity Income
                                                       Fund, Inc. since the
                                                       Adviser has served as
                                                       investment adviser for
                                                       such funds.  He is a
                                                       Chartered Financial
                                                       Analyst.

Melvin L. Schultz, 66       Director                   Director and Management
3636 North 124th Street                                Consultant, Professional
Wauwatosa, WI  53222                                   Management of Milwaukee,
                                                       Inc. He is a Certified
                                                       Professional Business
                                                       Consultant and provides
                                                       financial advice to
                                                       members of the medical
                                                       and dental professions.

* Thomas J. Saeger, 55      Executive Vice             Executive Vice President
700 North Water Street        President,               and Assistant Secretary,
Milwaukee, WI  53202         Secretary and             Nicholas Company, Inc.,
                                Director               the Adviser to the Fund,
                                                       and employed by the
                                                       Adviser since 1969.  He
                                                       is a Certified Public
                                                       Accountant.

David L. Johnson, 57            Executive Vice         Executive Vice
700 North Water Street          President              President, Nicholas
Milwaukee, WI  53202                                   Company, Inc., the
                                                       Adviser to the Fund, and
                                                       employed by the Adviser
                                                       since 1980.  He is a
                                                       Chartered Financial
                                                       Analyst.

   NAME, AGE AND              POSITIONS HELD           PRINCIPAL OCCUPATIONS
      ADDRESS                    WITH FUND             DURING PAST FIVE YEARS
------------------          -----------------          ------------------------
David O. Nicholas, 38       Senior Vice                President,  Chief
700 North Water Street      President and              Investment Officer and
Milwaukee, WI  53202        Portfolio Manager          Director, Nicholas
                                                       Company, Inc., the
                                                       Adviser to the Fund and
                                                       employed by the Adviser
                                                       since December 1985.  He
                                                       has been Portfolio
                                                       Manager for, and
                                                       primarily responsible
                                                       for the day-to-day
                                                       management of, the
                                                       portfolios of Nicholas
                                                       II, Inc. and Nicholas
                                                       Limited Edition, Inc.
                                                       since March 1993.  He
                                                       also has been Co-
                                                       Portfolio Manager of
                                                       Nicholas Fund, Inc.
                                                       since November 1996.  He
                                                       is a Chartered Financial
                                                       Analyst.

Lynn S.Nicholas, 43         Senior Vice President      Senior Vice President,
700 North Water Street                                 Nicholas Company, Inc.,
Milwaukee, WI 53202                                    the Adviser to the Fund,
                                                       and employed by the
                                                       Adviser since September
                                                       1983.  She is a Chartered
                                                       Financial Analyst.

Jeffrey T. May,43           Senior Vice President      Senior Vice President
700 north Water Street                                 and Treasurer, Nicholas
Milwaukee, WI 53202                                    Company, Inc., the
                                                       Adviser to the Fund, and
                                                       employed by the Adviser
                                                       since July 1987.  He is
                                                       a Certified Public
                                                       Accountant.

Candace L.Lesak, 42         Vice President             Employee, Nicholas
700 North Water Street                                 Company, Inc., the
Milwaukee, WI 53202                                    Adviser to the Fund,
                                                       since February 1983.
                                                       She is a Certified
                                                       Financial Planner.

Mark J. Giese, 29           Vice President             Vice President, Nicholas
700 North Water                                        Company, Inc., the
Milwaukee, WI 53202                                    Adviser to the Fund, and
                                                       employed by the Adviser
                                                       since July 1994.  He
                                                       graduated from the
                                                       University of Wisconsin
                                                       - Madison with a Masters
                                                       of Science degree in
                                                       Finance in May of 1994.
                                                       He is a Certified Public
                                                       Accountant and a
                                                       Chartered Financial
                                                       Analyst.

Mary C. Gosewehr, 39        Treasurer                  Employee, Nicholas
700 North Water Street                                 Company, Inc., the
Milwaukee, WI 53202                                    Adviser to the Fund,
                                                       since April 1985.



Tracy C. Eberlein, 39       Assistant Vice President   Employee, Nicholas
700 North Water Street                                 Company, Inc., the
Milwaukee, Wi 53202                                    Adviser to the Fund,
                                                       since January 1985.
                                                       She is a Certified
                                                       Financial Planner.

____________________


*    Messrs. Albert O. Nicholas and Thomas J. Saeger are
     "interested persons" of the Adviser, as that term is defined in the 1940 Act. Mr. Nicholas is Chief Executive Officer and a director of the Adviser and owns 91% of the outstanding voting securities of the Adviser.

     See "The Fund's Investment Adviser" for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors of the Adviser and officers and directors of the Fund.

     The Investment Advisory Agreement between the Fund and Nicholas Company, Inc. states that the Fund shall pay the directors' fees of directors who are not interested persons of Nicholas Limited Edition, Inc. The amount of such fees is subject to increase or decrease at any time, but is subject to the overall limitation on the Fund's annual expenses.


     The table below sets forth the aggregate compensation received by all directors of the Fund during the year ended
December 31, 1999. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its investment advisory agreement with the Fund.

                                                                     ESTIMATED        TOTAL COMPENSATION
                                       PENSION OR RETIREMENT       ANNUAL BENEFITS      FROM FUND AND
              AGGREGATE COMPENSATION     BENEFITS ACCRUED AS            UPON             FUND COMPLEX
 NAME            FROM THE FUND (1)     PART OF THE FUND EXPENSES     RETIREMENT       Paid to Directors(1)


                  $     0                       $0                       $0              $        0
Albert O.
Nicholas (2)

Melvin L.             2,000                      0                        0                 21,200
Schultz (2)

Thomas J.               0                        0                        0                    0
Saeger
___________


(1) During the fiscal year ended December 31,1999,the Fund and other funds in the Nicholas Fund Complex(i.e.,those funds which also have Nicholas Company,Inc. as its investment adviser, namely Nicholas Fund, Inc., Nicholas II, Inc.,Nicholas Income Fund, Inc, Nicholas Money Market
      Fund, Inc. and Nicholas Equity Income Fund, Inc.)compensated those directors who are not "interested persons" of the Adviser in the form of an annual retainer per director per fund and meeting attendance fees. During the year ended December 31, 1999,the Fund compensated the disinterested directors at a rate of $500 per director per meeting attended. Except for out-of-pocket expenses, the disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended December 31, 1999. All other directors and officers of the Fund were compensated by the Adviser in accordance with its investment advisory agreement.

(2) Messrs. Albert O. Nicholas and Melvin L. Schultz also are members of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Income Fund, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc.

     The Fund and the Adviser adhere to Codes of Ethics ("Codes") established and adopted by their Boards by their Boards of Directors pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended. The Codes govern the personal trading activities of all "Access Persons" of the Fund and the Adviser. Access Persons include every director and officer of the Adviser and the investment companies managed by the Adviser, including the Fund, as well as certain employees of the Adviser and Fund who, in connection with their regular functions and duties, make, participate in, or obtain information regarding the purchase or sale of a security by the Adviser or the Fund, or whose functions relate to the making of a recommendation with respect to such purchases or sales. The Codes are based on the principal that such Access Persons have a fiduciary duty to place the interests of the Fund and the Adviser's clients above their own.

     The Codes provide for trading "black out" periods of fifteen calendar days during which time Access Persons may not trade in securities which have been purchases or sold by the Fund or any other registered investment company or account to which the Adviser serves as investment adviser, unless the transaction is pre-approved by the Fund or the Adviser, as applicable. In addition, the Codes ban Access Persons from engaging in any manipulative or deceptive practices in connection with certain securities held or to be acquired by the Fund. The Codes also require that Access Persons obtain pre-approval prior to investing in any initial public offering or private placement.




                     PRINCIPAL SHAREHOLDERS

     Charles Schwab & Company, Inc., 101 Montgomery Street, San Francisco, California 94104-4122, beneficially owned 816,386 shares of the Fund, or 7.42%, as of March 31, 2000. The registered shareholder for this account is Charles Schwab & Company, Inc., SPL Custody A/C for EXEL BNFT Customers.

     Nicholas Company, Inc., the investment adviser to the Fund,beneficially owned 744,203 shares of the Fund, or 6.76%, as of March 31, 2000. Of this amount, 546,665 shares were owned of record by Nancy Nicholas,the spouse of Albert O. Nicholas, President and a Director of the Fund, Chief Executive Officer and a Director of the Adviser, and owner of 91% of the outstanding voting securities of the Adviser; the Nicholas Family Foundation owned of record 41,020 shares; and the Nicholas Company, Inc. Profit-Sharing Trust, of which Mr. Nicholas and David E. Leichtfuss are trustees, owned of record 156,518 shares.

     No other persons are known to the Fund to own beneficially or of record 5% or more of the outstanding shares of the Fund as of March 31, 2000. All directors and executive officers of the Fund as a group (eleven in number) own approximately 8.41% of the outstanding shares of the Fund as of March 31, 2000.


                     PRICING OF FUND SHARES

     When you buy shares of the Fund, the price per share you pay is the net asset value ("NAV") of the Fund. The NAV is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. The NYSE is open for trading Monday through Friday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Martin Luther King Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period).

     Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation, or in the absence of any sale on that day, the closing bid price. Most debt securities, excluding short-term investments, are valued at the current evaluated bid price. Securities for which there are no readily available market quotations and other assets and liabilities of the Fund will be valued at their then current fair value using methods determined in good faith by the Board of Directors.

                     PURCHASE OF FUND SHARES

     MINIMUM INVESTMENTS. The minimum initial purchase is $2,000 and the minimum for any subsequent purchase is $100, except in the case of reinvestment of distributions. The Automatic Investment Plan has a minimum monthly investment of $50. Due to the fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $2000 minimum required investment due to shareholder redemption (but not solely due to a decrease in NAV of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

     APPLICATION INFORMATION. Applications for the purchase of shares are made to Nicholas Limited Edition, Inc., c/o Firstar Mutual Fund Services, LLC ("Firstar"), P.O. Box 2944, Milwaukee, Wisconsin 53201-2944. The Fund also has available an Automatic Investment Plan for shareholders. You should contact the Fund for additional information.


     When you make a purchase, your purchase price per share will be the NAV next determined after the time the Fund receives the application in proper order. The determination of the NAV for a particular day is applicable to all purchase applications received in proper order by the close of trading on the NYSE on that day (usually 4:00 p.m., New York time).



          Applications to purchase Fund shares received in proper order on a day when the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.

          Applications to purchase Fund shares received in proper order after the close of trading on the NYSE will be based on the NAV as determined as of the close of trading on the next day the NYSE is open.

Purchase of shares will be made in full and fractional shares computed to three decimal places.


     You should be aware that deposit in the mail or with independent delivery services, or receipt at Firstar's Post Box, of purchase applications does not constitute receipt by Firstar or the Fund. Do not mail letters by overnight courier to the Post Office Box address. Overnight courier delivery should be sent to Firstar Mutual Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

     Your application to purchase Fund shares must be in proper order to be accepted, may only be accepted by the Fund or an Authorized Agent of the Fund and is not binding until accepted. Applications must be accompanied by payment in U.S. funds. Your check should be drawn on a U.S. bank, savings & loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. The transfer agent will charge a $20 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent for insufficient funds. The Fund will not accept applications under circumstances or in amounts considered disadvantageous for shareholders. If you open an account (including custodial accounts) without a proper social security number or taxpayer identification number, it may be liquidated. Proceeds will be distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the back-up withholding tax amount. WIRE PAYMENTS. You also may purchase Fund shares via the Federal Reserve wire system. If a wire purchase is to be an initial purchase, please call Firstar (414-276-0535 or 800-544-6547) with the appropriate account information prior to sending the wire. Firstar will provide you with a confirmation number for any wire purchase which will ensure the prompt and accurate handling of funds. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

     Wire To:        Firstar Bank , N.A.
                     ABA 075000022
     Credit:         Firstar Mutual Fund Services, LLC
                     Account 112-952-137
     Further Credit: Nicholas Limited Edition, Inc.
                    (shareholder account number)
                    (shareholder registration)

     The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

     CERTIFICATES. The Fund won't issue certificates representing Fund shares unless the shareholder specifically requests certificates in writing. Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. The Fund won't issue certificates for fractional shares even if requested. Where certificates are not requested, the Fund's transfer agent, Firstar, will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.

     THIRD PARTY PURCHASES - USE OF A PROCESSING INTERMEDIARY TO PURCHASE FUND SHARES. You can purchase shares of the Fund through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). If you do, the Processing Intermediary, rather than you, may be the shareholder of record. Certain service providers may receive compensation from the Fund for providing transfer agent-related services relating to the accounts held in street name. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directlyYou should read the program materials provided by the Processing Intermediary in conjunction with this Statement of Additional information before you invest in the Fund this way.


     Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges may vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.




     The Fund also may enter into arrangements with some Processing Intermediaries which authorizes them to process purchase orders on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a purchase order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be purchased. If you place purchase orders through an Authorized Agent, you will pay the Fund's NAV next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charge imposed by the Authorized Agent.

     Of course, you do not have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge.


                    REDEMPTION OF FUND SHARES

     REDEMPTION PRICE. You may redeem all or part of your Fund shares by any of the methods described below. All redemptions will be processed immediately upon receipt and written confirmations will be issued for all redemptions of Fund shares. The redemption price will be the Fund's NAV next computed after the time of receipt by Firstar (or by an Authorized Agent of the Fund) of the certificate(s), or written request in the proper order as described below, or pursuant to proper telephone instructions as described below.

          Requests for redemption of Fund shares received in proper order on a day when the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.

          Requests for redemption of Fund shares received in proper order after the close of trading on the NYSE will be based on the NAV as determined as of the closing of trading on the next day the NYSE is open.

          THE FUND WILL RETURN AND NOT PROCESS REDEMPTION REQUESTS THAT CONTAIN RESTRICTIONS AS TO THE TIME OR DATE REDEMPTIONS ARE TO BE EFFECTED.

     If any of the shares you want redeemed were purchased recently by personal or certified check, the Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time your redemption request will be processed and payment made.


     WRITTEN REDEMPTIONS. If you redeem in writing, you must ensure that the redemption request is signed by each shareholder in the exact manner as the Fund account is registered and includes the redemption amount and the shareholder account number.

          If you have certificates for your shares, you may redeem by delivering to the Fund, c/o Firstar Mutual Fund Services, LLC,
          P.O. Box 2944, Milwaukee, Wisconsin 53201-2944, the certificate(s) for the full shares. The certificate(s) must be properly endorsed or accompanied by an instrument of transfer, in either case with signatures guaranteed by an eligible "guarantor institution," which is a bank, a savings and loan association, a credit union, or a member firm of a national securities exchange. A notary public is not an acceptable guarantor.

          If you don't have certificates for your shares, you may redeem by delivering an original signed written request for redemption addressed to Nicholas Limited Edition, Inc., c/o Firstar Mutual
          Fund Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign.

                    YOU MAY NOT FAX YOUR REDEMPTION REQUEST.

     The Fund may require additional supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

     IF YOU ARE UNCERTAIN ABOUT WHAT DOCUMENTS OR INSTRUCTIONS ARE NECESSARY IN ORDER TO REDEEM SHARES, PLEASE WRITE OR CALL FIRSTAR (414-276-0535 OR 800-544-6547), PRIOR TO SUBMITTING A WRITTEN REDEMPTION REQUEST.
     A WRITTEN REDEMPTION REQUEST WILL NOT BECOME EFFECTIVE UNTIL ALL DOCUMENTS HAVE BEEN RECEIVED IN PROPER ORDER BY FIRSTAR.

     If you have an individual retirement account ("IRA") or other retirement plan you must indicate on your written redemption requests whether or not to withhold federal income tax. Redemption requests lacking an election not to have federal income tax withheld will be subject to withholding. Please consult your current Disclosure Statement for any applicable fees.

     You should be aware that deposit in the mail or with other independent delivery services or receipt at Firstar's Post Office Box of redemption requests does not constitute receipt by Firstar or the Fund. Do not mail letters by overnight courier to the Post Office Box address. Overnight courier delivery should be sent to Firstar Mutual Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.


     TELEPHONE REDEMPTIONS. You can redeem your shares by telephone unless you decline that option in writing. Telephone redemptions can only be made by calling Firstar (800-544-6547 or 414-276-0535). In addition to the account registration, you will be required to provide the account number and social security number. Telephone calls will be recorded.

     Telephone redemption requests must be received prior to the closing of the NYSE (usually 4:00 p.m., New York time) to receive that day's NAV. There will be no exceptions due to market activity. During periods of substantial economic or market changes, you may have difficulty making a redemption by telephone. If you are unable to contact Firstar by telephone, you may redeem your shares by delivering the redemption request in person or by mail. The maximum telephone redemption is $50,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day. The minimum telephone redemption is $500 except when redeeming an account in full.

     The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be liable for following instructions communicated by telephone which they reasonably believe to be genuine
The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

     EFFECT OF REDEMPTION. For federal income tax purposes, a redemption generally is treated as a sale of the shares being redeemed. You may recognize capital gain or loss equal to the difference between the redemption price and your cost basis for the shares being redeemed. See "Dividends, Distributions and Federal Tax Status" for further tax information.

     The Fund ordinarily pays for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired also ordinarily will be wired within seven days after receipt of the request, and normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected.

     You may instruct Firstar to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. Firstar charges a wire redemption fee of $12.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.


     Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund's Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

     SIGNATURE GUARANTEES. A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

          if you change the ownership on your account

          upon redemption of shares when certificates have been issued for your account when you want the redemption proceeds sent to a different address than is registered on the account for both certificated and uncertificated shares, if the proceeds are to be made payable to someone other than the account owner(s)

          any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund if a change of address request has been received by the Fund or Firstar within 15 days of a redemption request


     In addition, you must have your signature guaranteed if you request redemption of $100,000 or more from your account. Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor.

     THIRD PARTY REDEMPTIONS - USE OF A PROCESSING INTERMEDIARY TO REDEEM
     FUND SHARES. As with the purchase of Fund shares, you may redeem shares of the Fund through certain broker-dealers, financial institutions and other service providers ("Processing Intermediaries"). Certain service providers may receive compensation from the Fund for providing transfer agent-related services relating to the accounts held in street name. You should read the program materials provided by the Processing Intermediary before you redeem your shares of the Fund this way. Then follow those instructions and procedures.


     Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.


     The Fund also may enter into an arrangement with some Processing Intermediaries authorizing them to process redemption requests on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a redemption request by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the net asset value of Fund shares to be redeemed. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the Fund's NAV next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

     You do not have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services, unless you hold Fund shares through a Processing Intermediary. Then you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise, if you originally invested directly with the Fund, you can redeem Fund shares through the Fund without a redemption charge.


            EXCHANGE BETWEEN NICHOLAS FAMILY OF FUNDS

     Shares of the Fund may be exchanged for shares of other mutual funds for which Nicholas Company, Inc. serves as the investment adviser.
Nicholas Company, Inc. is also the investment adviser to the following funds which have investment objectives and net assets as noted below:

                                                           NET ASSETS AT
 FUND                   INVESTMENT OBJECTIVE            DECEMBER  31, 1999
 -----                  --------------------            ------------------

 Nicholas Fund, Inc.      Capital appreciation              $5,154,231,564


 Nicholas II, Inc.        Long-term growth                  $  940,854,205


 Nicholas Equity Income
 Fund, Inc.               Reasonable income; Moderate        $  18,504,250
                          long-term growth as a
                          secondary consideration

Nicholas Income,          High current income               $  202,774,668
Fund, Inc.                consistent with the preservation
                          and conservation of capital value

Nicholas Money Market     High level of current income      $  140,949,418
                          as is consistent with preserving
                          capital and liquidity


     If you choose to exercise the exchange privilege, the shares will be exchanged at their next determined NAV. If you exercise an exchange into the Nicholas Money Market Fund, Inc. on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, your shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of your Nicholas Money Market Fund, Inc. shares will be delayed one business day. In such a case, the exchanged amount would be uninvested for this one-day period.

     If you are interested in exercising the exchange privilege you must obtain the appropriate prospectus from Nicholas Company, Inc.

     An exchange constitutes a sale for federal tax purposes and you may realize a capital gain or loss upon the exchange, depending upon whether the NAV at the time is more or less than your cost basis. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See "Dividends, Distributions and Federal Tax Status" for further tax information.


     This exchange privilege is available only in states where shares of the fund being acquired may legally be sold, and this privilege may be terminated or modified only upon 60 days advance notice to shareholders.

     Exchange of shares can be accomplished in the following ways:

     Exchange by Mail. An exchange of shares of the Fund for shares of other available Nicholas mutual funds directly through Nicholas Company, Inc. will be made without cost to you through written request. If you are interested in exercising the exchange by mail privilege you may obtain the appropriate prospectus from Nicholas Company, Inc. Signatures required are the same as previously explained under "Redemption of Fund Shares."

     Exchange by Telephone. You also may exchange by telephone among all Nicholas mutual funds. Only exchanges of $500.00 or more will be executed using the telephone exchange privilege. Firstar charges a $5.00 fee for each telephone exchange. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000 with a maximum of $l,000,000 per day for related accounts. You will be allowed four telephone exchanges per account during any twelve month period.


     Procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be responsible for the authenticity of exchange instructions received by telephone. Telephone exchanges can only be made by calling Firstar (4l4-276-0535 or 800-544-6547). You will be required to provide pertinent information regarding your account. Calls will be recorded.


                     TRANSFER OF FUND SHARES

     You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions to transfer Fund shares by writing or calling Firstar (414-276-0535 or 800-544-6547) or Nicholas Company, Inc. (414-272-6133 or 800-227-5987) prior to submitting any transfer requests.

         DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS


     The Fund intends to continue to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute annually to its shareholders substantially all of its net investment income and net realized capital gain

     The Code generally imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net investment income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gains (if any) for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed net investment taxable income or capital gains from the previous calendar year also must be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the Fund does not meet the foregoing distribution requirements. The Fund intends to make distributions necessary to avoid imposition of the excise tax.



     For federal income tax purposes, distributions by the Fund,whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. The maximum tax rate on long-term capital gains for sales of securities held greater than twelve months is 20%. Income distributed from the Fund's net investment income and net realized short-term capital gains are taxable to shareholders as ordinary income, whether distributed as cash or additional shares. Distributions generally will be made annually in December. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.


     Dividends paid by the Fund to individual shareholders will not qualify for any dividends received exclusion; however, corporate shareholders will be eligible for a dividends received deduction, subject to a reduction for various reasons, including the fact that the total of dividends received from domestic corporations in any year are less than 100% of the Fund's gross income.

     At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV per share. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV per share.

     Under federal law, some shareholders may be subject to a 31% "back-up withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to back-up withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number, or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to back-up withholding.

     The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

           DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN


     Unless you elect to accept cash in lieu of shares, all dividends and capital gains distributions are automatically reinvested in shares through the Dividend and Distribution Reinvestment Plan (the "Reinvestment Plan"). You may elect to accept cash on the application to purchase shares, by telephone or by separate written notification. All reinvestments are at the NAV per share in effect on the dividend or distribution date and are credited to the shareholder's account in full and fractional shares. Firstar will notify you of the number of shares purchased and the price following each reinvestment period. As in the case of normal purchases, stock certificates are not issued unless requested. In no instance will a certificate be issued for a fraction of a share.

     You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to the Firstar. An election must be received by Firstar prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.

                   SYSTEMATIC WITHDRAWAL PLAN

     If you own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan (the "Plan") and receive monthly, quarterly, semi-annual or annual checks for any designated amount. Firstar reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to you.
Liquidation of the shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Plan may be terminated by Firstar upon written notice mailed to the shareholders.
Please contact Nicholas Company, Inc. for copies of the Plan documents.

                 INDIVIDUAL RETIREMENT ACCOUNTS


     Individuals who receive compensation, including earnings from self-employment may be able to establish a traditional IRA, a Roth IRA and/or an Education IRA. The Fund offers prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important you obtain up-to-date information from the Fund before opening an IRA.

     Qualifying individuals who have a traditional IRA may make deductible contributions to it. Taxation of the income and gains paid to a traditional IRA by the Fund is deferred until distribution from the IRA.

     Qualifying individuals who maintain a Roth IRA may make non-deductible contributions to it. However, the amounts within the Roth IRA accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phase-outs apply.

     Like the Roth IRA, qualifying individuals may make non-deductible contributions to an Education IRA, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phase-outs apply.

     As long as the aggregate IRA contributions meet the Fund's minimum investment requirement of $2,000, the Fund will accept any allocation of such contribution between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for you to consult with your personal tax adviser to determine the deductibility of IRA contributions.

     Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. Consultation with a tax adviser regarding the tax consequences is recommended.

                     MASTER RETIREMENT PLAN

     The Fund has available a master retirement plan for self-employed individuals. You may contact the Fund for additional information or if you wish to participate in the plan.
Consultation with a tax adviser regarding the tax consequences of the plan is recommended.

                            BROKERAGE

     The Adviser decides which securities to buy for the Fund and when to sell them. It also selects the broker or dealer who places the Fund's investment business and negotiates their commissions. The Adviser selects a broker or dealer to execute a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific companies and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the economy. The Fund and the Adviser are not affiliated with any broker.

     Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with brokerage and research services. Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto. Such commissions may be less than, equal to or exceed the amount another broker would have charged for effecting the transaction.

     The Adviser believes it is important to its investment decision-making process to have access to independent research. The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund's transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund's or the Adviser's expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser's opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

     In instances where the Adviser determines that the supplemental research and statistical services are of significant value, it is the practice of the Adviser to place the Fund's transactions with brokers or dealers who are paid a higher commission than other brokers or dealers. The Adviser utilizes research and other information obtained from brokers and dealers in managing its other client accounts. On the other hand, the Adviser obtains research and information from brokers and dealers who transact trades for the Adviser's other client accounts, which is also utilized by the Adviser in managing the Fund's portfolio.


     The following table shows the dollar amount of brokerage commissions paid to firms by the Fund for certain research services provided and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 1999.

                     AMOUNT OF COMMISSIONS
                       PAID TO FIRMS THAT              AMOUNT OF
                       PROVIDED RESEARCH          BROKERAGE TRANSACTIONS
                           SERVICES(1)                  INVOLVED(1)
                     -------------------          -----------------------
    The Fund                $61,235                    $22,511,865


      (1) The provision of such research services was not the only factor considered in the placement of all noted business with such firms. In addition, the amounts disclosed do not include commissions paid to firms who provided unsolicited research services as well as research customarily provided by brokerage firms in the normal course of business.

     The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction. The approximate brokerage discount and charges are, however, generally known to the Adviser prior to effecting the transaction. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions also are considered in view of the value of the research, statistical and price quotation services, if any, rendered by the broker or dealer through whom a transaction is placed.

     The Adviser may effect portfolio transactions with brokers or dealers who recommend the purchase of the Fund's shares. The
Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

     Over-the-counter market purchases and sales are generally transacted directly with principal market makers who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly.

     The Fund paid aggregate brokerage commissions of approximately $270,281, $234,643, and $156,751 in fiscal 1999,
1998 and 1997, respectively. The increase in the amount of brokerage commissions paid by the Fund in fiscal 1998 relative to fiscal 1997 primarily is attributable to growth in Fund assets and the necessity to invest these assets.

                        PERFORMANCE DATA

    The Fund may quote a "total return" or an "average annual total return" from time to time in advertisements or in information furnished to present or prospective shareholders. All performance figures are based on historical earnings and are not intended to indicate future results. The "total return" of the Fund is expressed as a ratio of the increase (or decrease) in value of a hypothetical investment in the Fund at the end of a measuring period to the amount initially invested. The "average annual total return" is determined by discounting the "total return" for the number of time periods represented. These values are computed according to the following formulas:



where:
    P        = a hypothetical initial payment of $1,000
    T        = average annual total return
    n        = number of years from initial investment to the end
               of the period
    ERV      = ending redeemable value of a hypothetical $1,000
               payment made at the beginning of the stated period



                               FOR THE PERIODS ENDED DECEMBER 31,1999
                               ONE YEAR     FIVE YEARS      TEN YEARS
                              ---------     -----------     ----------
Total Return                   (4.09)%        105.68%        257.38%
Average Annual Total Return    (4.09)%         15.52%         13.58%

     For purposes of these calculations, the following assumptions are made: (1) all dividends and distributions by the Fund are reinvested at the NAV calculated on the reinvestment dates during the period; (2) a complete redemption at the end of the periods is made; and (3) all recurring fees that are charged to all shareholder accounts are included.

     These figures are computed by adding the total number of shares purchased by a hypothetical $1,000 investment in the Fund to all additional shares purchased within a one year period with reinvested dividends and distributions, reducing the number of shares by those redeemed to pay account charges, taking the value of those shares owned at the end of the year and reducing it by any deferred charges, and then dividing that amount by the initial $1,000 investment. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

     The "total return" and "average annual total return" calculations are historical measures of performance and are not necessarily indicative of future performance. Such measurements will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, operating expenses, and the distribution policy as determined by the Board of Directors. These factors should be considered when evaluating the Fund's performance.

     In sales materials, reports and other communications to shareholders, the Fund may compare its performance to certain indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500 Index, NASDAQ, the Russell 2000 Index and the United States Department of Labor Consumer Price Index. The Fund also may include evaluations of the Fund published by nationally recognized financial publications and ranking services, such as Forbes, Money, Financial World, Barron's, Lipper Analytical Services Mutual Fund Performance Analysis, Morningstar, Inc., CDA Investment Technologies Inc. and Value Line, Inc.

                        CAPITAL STRUCTURE

     Nicholas Limited Edition, Inc. is authorized to issue 20,000,000 shares of common stock, par value $0.01 per share. Of these, the Board of Directors of the Fund has determined that an aggregate maximum of ten million shares (net of redemptions) are available for purchase by investors and ten million shares are reserved for reinvestment of capital gain and dividend distributions. Each share has one vote and all shares participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of liquidation. There are no conversion or sinking fund provisions applicable to shares, and holders have no preemptive rights and may not cumulate their votes in the election of directors.
Shares are redeemable and are transferable. Fractional shares entitle the holder to the same rights as whole shares except fractional shares have no voting rights.


                       STOCK CERTIFICATES

     The Fund will not issue certificates evidencing shares purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. Any shareholder may deliver certificates to the Fund's transfer agent, Firstar, and direct that his account be credited with the shares. A shareholder may in writing direct Firstar at any time to issue a certificate for his shares without charge.

                         ANNUAL MEETING

     Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Articles of Incorporation and will not hold annual meetings of shareholders unless otherwise required to do so.

     In the event the Fund is not required to hold annual meetings of shareholders to elect Directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any Director when requested in writing so to do by the record holders of not less than 10% of the outstanding shares of common stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a Director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940 Act.

                       SHAREHOLDER REPORTS

     Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends December 31, an annual report or current prospectus containing financial statements audited by the Fund's independent public accountants, Arthur Andersen LLP, will be sent to shareholders.




                  CUSTODIAN AND TRANSFER AGENT

     Firstar Bank, N.A. ("Firstar Bank") acts as Custodian of the Fund. Firstar, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Transfer Agent and Dividend Disbursing Agent of the Fund. As such, Firstar Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Firstar Bank and Firstar do not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

            INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

     Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee,
Wisconsin 53202, are the independent accountants for the Fund.
Michael Best & Friedrich LLP, 100 East Wisconsin Avenue,
Milwaukee, Wisconsin 53202, have passed on the legality of the shares of the Fund being offered.

                      FINANCIAL INFORMATION

     The schedule of investments, the financial statements and notes thereto and the Report of Independent Public Accountants contained in the Annual Report of the Fund for the fiscal year ended December 31, 1999, which have been filed with the SEC pursuant to Rule 30d-1 of the 1940 Act, are incorporated herein by reference. You may obtain a free copy of the Annual Report by writing or calling the Fund.








                 NICHOLAS LIMITED EDITION, INC.




                           FORM N-1A
                        ----------------




                   PART C: OTHER INFORMATION


                   PART C.  OTHER INFORMATION
                            ------------------


ITEM 23.  EXHIBITS
          --------

      All exhibits required to be filed pursuant to Item 23 are listed in the Exhibit Index which appears elsewhere herein, and
(i) appear in their entirety herein, or (ii) are incorporated by reference to previous filings with the Securities and Exchange Commission, as indicated in such Exhibit Index.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH  THE
FUND
      -----------------------------------------------------------
------------------------------------------------------

      The Registrant is not under common control with any other person. The Registrant, Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Income Fund, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. share a common investment adviser, Nicholas Company, Inc.; however, each such fund has an independent Board of Directors responsible for supervising the investment and business management services provided by the adviser. The Registrant does not control any other person.

ITEM 25.  INDEMNIFICATION
      ----------------------------

      Article VII, Section 7 of the By-Laws of the Registrant provides for the indemnification of its officers and directors against liabilities incurred in such capacities to the extent described therein, subject to the provisions of the Maryland General Business Corporation Law; such Section 7 is incorporated herein by reference to the By-Laws of the Registrant previously filed with the Securities and Exchange Commission. In addition, Registrant maintains a joint errors and omissions insurance policy with a $2.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds.

      The investment adviser to the Registrant, Nicholas Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify the Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.

ITEM  26.   BUSINESS  AND  OTHER CONNECTIONS  OF  THE  INVESTMENT
ADVISER
      -----------------------------------------------------------
--------------------------------------------
      Incorporated by reference to pages 9-14 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933, as amended.

ITEM 27.  PRINCIPAL UNDERWRITERS
      -----------------------------------------
      None.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS
      -----------------------------------------------------------
-
      All accounts, books or other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules of the Securities and Exchange Commission promulgated thereunder, are located at the offices of the Registrant, 700 North Water Street, Milwaukee, Wisconsin 53202 or Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202.


ITEM 29.  MANAGEMENT SERVICES
      --------------------------------------
      None.
ITEM 30.  UNDERTAKINGS
      ------------------------
      The Registrant's By-Laws provide that it will indemnify its officers and directors for liabilities incurred by them in any proceeding arising by reason of the fact that any such person was or is a director or officer of the Registrant. Insofar as indemnification for liability arising under the Act may be permitted to directors, officers and controlling persons of the Registrant under the Securities Act of 1933 ("Act"), or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and may, therefore, be unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      The Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, the latest Annual Report to Shareholders which is incorporated by reference in the Prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934, as amended; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the Prospectus, to deliver, or cause to be delivered to each person to whom the Prospectus is sent or given, the latest Quarterly Report which is incorporated by reference in the Prospectus to provide such interim financial information.

                           SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Nicholas Limited Edition, Inc., a corporation organized and existing under the laws of the State of Maryland, hereby certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 26th day of April, 2000.


                                   NICHOLAS LIMITED EDITION, INC.



                              By:
                                   --------------------------------------------
                                   Thomas J.Saeger, Executive Vice President,
                                   Secretary, Chief Financial Officer and
                                   Chief Accounting Officer


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 26, 2000.




/s/   Albert  O.  Nicholas                        President(Principal Executive
----------------------------                         Officer), and Director
     Albert O. Nicholas




/s/ Melvin L. Schultz                             Director
---------------------------
     Melvin L. Schultz




/s/  Thomas J. Saeger                              Executive Vice President,
---------------------------                         Secretary,Chief Financial
     Thomas   J.   Saeger                           officer, Chief Accounting
                                                    Officer and Director




               * By:
                   ------------------------------------------------
                             Thomas J. Saeger, as
                     Attorney-in-Fact for the above officers
                        and directors, under authority of
                Powers of Attorney previously filed and filed herewith.

                          EXHIBIT INDEX

                                                       SEQUENTIAL
EXHIBIT NO.               DESCRIPTION                   PAGE NO.
-----------               ------------                 ---------
-----------

     (a)              Articles of Incorporation of the Registrant           *

     (b)              By-Laws of Registrant                                 *

     (c)              Specimen certificate evidencing common stock, $0.01
                      par value per share, of Registrant                    *

     (d)              Investment Advisory Agreement, dated January 26, 1987,
                      between the Registrant and Nicholas Company, Inc      *

     (g)              Custodian Agreement, dated January 26, 1987, between
                      the Registrant and Firstar Trust Company              *

     (i)              Opinion of Michael Best & Friedrich LLP, counsel to
                      the Registrant, concerning the legality of
                      Registrant's common stock, including consent to the
                      use thereof.                                         **

     (j)              Consent of Arthur Andersen LLP, independent public
                      accountants.                                         **

     (n)              Financial Data Schedule                               *


     (p)              Code of Ethics of Nicholas Limited Edition, Inc.     **

   (p.1)              Nicholas Company, Inc. Code of Ethics and Insider
                      Trading Policy.                                      **
                      Powers of Attorney                                    *


* Incorporated by reference to previous filings with the Securities and Exchange Commission.

**   Filed herewith.

     LIST OF CONSENTS



1.   Consent of Michael Best & Friedrich LLP
     (filed herewith and included in Exhibit (i))


2.   Consent of Arthur Andersen LLP
     (filed herewith and included as Exhibit (j))







                        EXHIBIT NO. (I)












            OPINION OF MICHAEL BEST & FRIEDRICH LLP,
           COUNSEL TO THE REGISTRANT, CONCERNING THE
           LEGALITY OF THE REGISTRANT'S COMMON STOCK,
             INCLUDING CONSENT TO THE USE THEREOF.








                        EXHIBIT NO. (J)











                CONSENT OF ARTHUR ANDERSEN LLP,
                     INDEPENDENT AUDITORS.

































                        EXHIBIT NO. (P)












        CODE OF ETHICS OF NICHOLAS LIMITED EDITION, INC.









                       EXHIBIT NO. (P.1)











             NICHOLAS COMPANY, INC. CODE OF ETHICS
                  AND INSIDER TRADING POLICY.